2Q20 Earnings Presentation August 5, 2020

Safe Harbor The information contained in this presentation and discussion contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding the future performance of the Company, including statements about the effects on the Company from (i) restructuring initiatives, (ii) changes in the business segments (iii) the effect of changes in backlog (iv) the acquisition of Con-e-Co and BMH, (v) the closure of our Mequon, Wisconsin location and associated efficiencies, (vi) the impact of the COVID-19 pandemic on the global demand for the Company’s products, and (vii) the impacts of the COVID-19 pandemic on the Company’s financial condition and business operations. These forward-looking statements reflect management’s expectations and are based upon currently available information, and the Company undertakes no obligation to update or revise such statements. These statements are not guarantees of performance and are inherently subject to risks and uncertainties, many of which cannot be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those expressed in or implied by the forward-looking statements. Important factors that could cause future events or actual results to differ materially include: general uncertainty in the economy, oil, gas and liquid asphalt prices, rising steel prices, decreased funding for highway projects, the relative strength/weakness of the dollar to foreign currencies, production capacity, general business conditions in the industry, demand for the Company’s products, seasonality and cyclicality in operating results, seasonality of sales volumes or lower than expected sales volumes, lower than expected margins on custom equipment orders, competitive activity, tax rates and the impact of future legislation thereon, and those other factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2019. 2Q20 Earnings Presentation | 2

Astec Overview & 2Q20 Highlights Barry Ruffalo | President & CEO 2Q20 Earnings Presentation |

Today’s Key Messages 01 Strong 2Q20 performance fueled by continued progress of transformation plan and proactive actions taken since 2019 02 Resilient customer demand as products remain essential for building infrastructure and transportation markets; we remain vigilant throughout ongoing pandemic 03 Well positioned to execute through challenging market conditions with our strong, flexible balance sheet and liquidity with net cash position 04 Solid execution of strategic transformation with Simplify, Focus, and Grow pillars and new organizational structure to drive profitable growth 05 Proactively preparing for upside and downside scenarios due to COVID-19 pandemic; controlling the controllable and had a head start on cost savings initiatives 2Q20 Earnings Presentation | 4

Rock to RoadTM: Simplification of Our Business Segments Materials Solutions: 31% Key Products Crushing and Screening • Washing and Classifying • Material Handling • Rock Breaker Technology • Plants and Systems Leading Brands Infrastructure Solutions: 69% Key Products Roadbuilding • Paving • Forestry • Recycling • Asphalt Plants • Concrete Plants • Burners and Heaters • Silos and Storage Tanks Leading Brands Acquired in 3Q’20 NEW STRUCTURE FROM THREE SEGMENTS TO TWO FOR MORE EFFECTIVE MANAGEMENT Note: Percentages are a % of total company revenue for 2Q20 Adjusted Revenues. See Appendix for GAAP to Non-GAAP reconciliation table. 2Q20 Earnings Presentation | 5

COVID-19 Preparedness Update New Organizational Structure Has Enhanced Company-wide Communication ✓ In early March 2020, formed a COVID-19 task force, which continually monitors information from our sites, government agencies and other sources ✓ Continue to manufacture, sell and service our products with appropriate precautions ✓ Reinforced good hygiene practices at all facilities including frequent handwashing, social distancing and regular cleaning of surfaces, in accordance with U.S. Center of Disease Control and Prevention (CDC) and World Health Organization (WHO) guidelines to reduce health risks ✓ Enacted policies to keep our employees, customers and suppliers safe by greatly reducing travel and utilizing technology to meet virtually as business permits ✓ Introduced health screening procedures for on-site, essential employees and visitors, including temperature screenings ✓ COVID-19 playbook in place with senior leaders sharing best practices, processes and tools across organization PROACTIVELY MANAGING THROUGH THE PANDEMIC WITH NO SIGNIFICANT DISRUPTIONS 2Q20 Earnings Presentation | 6

Business Dynamics and Observations

Current Transformation to Simplify, Focus, and Grow Strategy Has Reduced Organizational Structure Complexity and Enabled More Efficient COVID-19 Response and Sharing of Best Practices

- ✓ Bipartisan support for U.S. infrastructure construction; both House and Senate calling for funding increases (House: ~40% / Senate: ~27% increase compared to FAST-Act)
- ✓ Customers are still working and need our solutions; some have discussed postponing capex decisions and delaying shipments to future quarters
- ✓ All factories are open; temporary closures of two Materials Solutions sites due to preemptive government mandates in South Africa (reopened on 5/4/20) and Northern Ireland (reopened on 5/11/20)
- ✓ Limited impact in 1H and situation remains fluid for the remainder of 2020








Telestack
TS 842

ACTIVELY RUNNING SCENARIO ANALYSES TO ENSURE PREPAREDNESS FOR CHANGES IN DEMAND

ASTEC
2Q20 Earnings Presentation | 7

Total Company & Segment Results Becky Weyenberg | Chief Financial Officer 2Q20 Earnings Presentation |

2Q20 Financial Results ($M, except earnings per share data) ADJ. REVENUES1 BACKLOG ADJ. EBITDA1 ADJ. EPS1 $246.1 $284.8 $0.67 $265.3 $182.0 $25.3 $17.2 $0.37 2Q19 2Q20 2Q19 2Q20 2Q19 2Q20 2Q19 2Q20 • Equipment sales decreased • Materials Solutions backlog • Adjusted EBITDA increased due • $7.9M of restructuring and $12.2M or 6.5% declined 17.3% or $15.2M to favorable mix and unusual costs improvements in Mfg. • Parts sales decreased $7.7M or • Infrastructure Solution orders ‒ Asset impairment: $2.5M performance 10.4% declined 30.9% or $48.9M ‒ Inventory write-down: $1.9M • Adj. EBITDA margin of 9.5% • Used equipment sales increased • Domestic backlog declined 20.6% ‒ Reduction in force: $1.4M increased 350 bps $4.7M or 119.1% or $33.2M ‒ Mequon: $1.3M • SG&A decreased 19.0% or • Domestic sales decreased $4.7M • International backlog declined • Net effective tax rate adjusted for $10.0M, driven by reductions in or 2.1% 36.6% for $30.9M the quarter was 20% consulting fees, travel and • International sales decreased employee expenses $14.8M or 25.3% 1 See Appendix for GAAP to Non-GAAP reconciliation table. 2Q20 Earnings Presentation | 9

2Q20 Adjusted EBITDA1 Margin Bridge 310 bps 9.5% (90) bps 210 bps 6.0% (80 bps) Q2 2019 Volume & Rightsizing, Cost savings Other Q2 2020 mix organization initiatives transformation OPERATIONS EXCELLENCE INITIATIVES DRIVE 520 BPS OF YOY MARGIN IMPROVEMENT 1 See Appendix for GAAP to Non-GAAP reconciliation table. 2Q20 Earnings Presentation | 10

Infrastructure Solutions | 2Q20 Financial Performance ($M) ADJ. REVENUES1 ADJ. GROSS PROFIT1 ADJ. EBITDA1 $181.9 $178.0 $40.2 $37.8 $22.6 $12.5 2Q19 2Q20 2Q19 2Q20 2Q19 2Q20 2Q PERFORMANCE DRIVERS • Strong order intake and backlog coming out of 1Q, realized in 2Q sales and plant absorption • Strong performance overall from good product mix particularly in asphalt plant sales and associated margins • Improved quality of earnings from restructuring, pricing initiatives, plant efficiencies and controlled spending 1 See Appendix for GAAP to Non-GAAP reconciliation table. 2Q20 Earnings Presentation | 11

Materials Solutions | 2Q20 Financial Performance ($M)

ADJ. REVENUES[1]



$106.8
(21.9%)
$83.4
2Q19
2Q20

ADJ. GROSS PROFIT[1]



$25.5
(16.9%)
$21.2
2Q19
2Q20

ADJ. EBITDA[1]



$11.3
7.1%
$12.1
2Q19
2Q20

2Q PERFORMANCE DRIVERS

- Initiatives taken in 2019 to right size operations to current market demand; improving margin despite declining revenue
- Further rightsizing including headcount reductions and cost control measures
- Leveraging global footprint to optimize cost to produce and deliveries to end customer

[1] See Appendix for GAAP to Non-GAAP reconciliation table.

ASTEC

2Q20 Earnings Presentation | 12

YTD20 Financial Results ($M, except earnings per share data) ADJ. REVENUES1 BACKLOG ADJ. EBITDA1 ADJ. EPS1 $246.1 $610.6 $49.5 $1.67 $554.1 $42.6 $182.0 $1.02 YTD19 YTD20 YTD19 YTD20 YTD19 YTD20 YTD19 YTD20 • Equipment sales decreased • Materials Solutions backlog • Adjusted EBITDA increased due • $10.6M of restructuring and $51.4M or 12.8% declined 17.3% or $15.2M to favorable mix and unusual costs improvements in Mfg. • Parts sales decreased $11.6M or • Infrastructure Solution orders ‒ Asset impairment: $2.5M performance 6.9% declined 30.9% or $48.9M ‒ Inventory write-down: $1.9M • Adj. EBITDA margin of 8.9% • Used equipment sales increased • Domestic backlog declined 20.6% ‒ Reduction in force: $1.4M increased 190 bps $9.5M or 122.9% or $33.2M ‒ Mequon: $1.3M • SG&A decreased 10.8% or • Domestic sales decreased • International backlog declined ‒ Tacoma: $1.5M $12.0M, driven by reductions in $33.6M or 6.9% 36.6% for $30.9M consulting fees, travel and • Net effective tax rate adjusted for • International sales decreased employee expenses year to date was negative 2% $22.8M or 18.8% 1 See Appendix for GAAP to Non-GAAP reconciliation table. 2Q20 Earnings Presentation | 13

Maintain Strong, Flexible Balance Sheet with Ample Liquidity SUMMARY BALANCE SHEET ($M) 6/30/20 ($M) 6/30/20 Cash and Cash Equivalents $ 119.8 Cash and Cash Equivalents $ 119.8 Total Current Assets $ 530.4 Available Credit $ 150.8 Total Assets $ 793.8 Total Available Liquidity $ 270.6 Total Current Liabilities $ 144.0 COMMENTARY • Total Gross Inventory Decreased $98.0 Total Debt $ 1.4 • Total Net Inventory Decreased $97.7 • Generated $68.3 cash in the quarter Total Liabilities and Equity $ 793.8 REMAIN DISCIPLINED WITH A LONG-TERM NET DEBT TO EBITDA RANGE OF 1.5X – 2.5X 2Q20 Earnings Presentation | 14

Disciplined Capital Deployment Framework Use of Cash Over Last 3 Years ~$150M Adjustments Given Current Environment Plant, Property • Internal investments meeting Continue to target > 14% 16% return objectives of >14% ROIC for new & Equipment ROIC investments 47% 19% • Future acquisitions to align Continue to focus on Acquisitions with growth strategy and meet strategic alignment and financial criteria financial discipline 18% Plant, Property & Equipment • Dividend of $0.11 per share Returns to • $150M repurchase program No buybacks expected Acquisitions Shareholders authorized in near term Dividends • Repurchased $24M in 2018 Share Repurchases CONTINUALLY EVALUATE STRATEGY TO ENSURE A BALANCED APPROACH 2Q20 Earnings Presentation | 15

Strategic M&A Approach Aligns to Our Growth Strategy Value Chain Gaps Financial Criteria Close to Core Attractive with Deeper Markets / Aligns Penetration to Macro Trends EPS Accretion in First Full Year Strategic Acquisition Filters Meet or Exceed #1 or #2 Market Recurring Leadership Long-term Financial Metrics Revenue Position Accelerate Investment in Technology and Innovation CONTINUE TO FOCUS ON STRATEGIC ALIGNMENT AND FINANCIAL DISCIPLINE 2Q20 Earnings Presentation | 16

Recent Acquisitions Strengthen Infrastructure Portfolio

2019 PRODUCT REVENUE MIX BY COMPANY

CON-E-CO | REXCON | BMH SYSTEMS



25%
35%
40%
+
40%
53%
7%
+
31%
49%
13%
7%
Central Mix
Dry Batch Mix
Parts & Service
Other[1]

COMMENTARY

- New complementary brands and products lines from CON-E-CO and BMH Systems enables us to have a more comprehensive concrete plant offering with stronger dry batch (Ready Mix) related revenue
- Asphalt plant cross selling opportunities
- Utilizing strong Canadian market presence and manufacturing capabilities to grow other Infrastructure Solutions product sales
- Strengthens our International product portfolio

CONSISTENT WITH OUR PROFITABLE GROWTH STRATEGY TO ENHANCE SHAREHOLDER VALUE

[1] Includes: Bagging, paste-fill, etc.

ASTEC
2Q20 Earnings Presentation | 17

Downturn Playbook with Additional Levers to Pull Status Commentary Self-Adjusting • Revised annual and long-term incentive plans ✓ Metrics-based incentive plan Discretionary ✓ Professional services / consulting • Accelerating centralization efforts ✓ Tradeshows / marketing • Implemented travel restrictions; reduced number of ✓ 4-day work weeks exhibits and promotional items ▪ Delayed / freeze hiring • Standardizing commission / pay structures ▪ Suspend merit increases / other compensation benefits Investments • Focused investments on transformation activities including centralized corporate functions ✓ Investment reprioritization, deferrals • Accelerated Strategic Procurement / Operational o Product line rationalization Excellence projects Cash Preservation • Improve inventory turns ✓ Headcount reduction • Focused on cash management o Standardization of payment terms • Continued focus on centralizing business processes ✓ Activated o In-Process ▪ Additional Levers, If Needed 2Q20 Earnings Presentation | 18

Our Profitable Growth Strategy Remains Consistent SIMPLIFY FOCUS GROW • Leverage global footprint and scale • Strengthen customer-centric approach • Reinvigorate innovation with a new while maintaining strong customer by providing a holistic set of solutions product development approach relationships • Drive commercial excellence • Leverage technology and digital • Reduce organizational structure connectivity to enhance customer complexity • Embrace and streamline operational experience excellence processes • Consolidate and rationalize footprint • Capitalize on global growth and product portfolio • Enhance accountability through a opportunities performance-based culture with • Optimize supply chain by leveraging aligned KPIs and incentives • Allocate capital effectively to drive size and scale of business greatest shareholder value 2Q20 Earnings Presentation | 19

Update on Our Transformation Progress

2019 - 2020 | 2019 - 2021 | 2020 - 2021+

SIMPLIFY

- ✓ Changed from subsidiary structure to align by product groups
- ✓ Refreshed executive leadership team and board members
- ✓ Executed Astec Strategic Procurement initiative consolidating supply chain
- ✓ 1Q20 re-segmentation to two segment reporting structure
- ✓ Within Infrastructure Solutions, integrated five service teams into a unified service and construction team; one support call center
- ✓ Rationalizing three sites in Hameln, Germany, Albuquerque, NM and Mequon, WI to further streamline operations

FOCUS

- ✓ Hired SVP of Operational Excellence and Chief Information Officer
- ✓ Aligned financial metrics to management incentives
- ✓ Implementing Enterprise Data Analytic Platform system to consolidate reporting
- ✓ Announced divestiture of Enid (GEFCO; O&G products)
- ▪ Further drive operational excellence across organization
- ▪ Optimize product portfolio with ongoing rationalization
- ▪ Improve working capital turns – clear action plan in place

GROW

- ✓ Reinvigorate focus on innovation; new Innovation Council
- ▪ Enhance customer engagement
- ▪ Global expansion
- ▪ Profitable growth
- ▪ Margin improvement
- ▪ Disciplined and strategic acquisitions

✓ Completed ▪ In-Process

ASTEC

2Q20 Earnings Presentation | 20

Key Investment Highlights Leadership positions within attractive niche markets in industries 1 benefitting from long-term secular trends including population growth, urbanization and aging infrastructure Industry-leading reputation for innovation, high-quality products 2 and superior customer service Recurring, high-margin aftermarket revenue driven by a large 3 global installed base Strong balance sheet and liquidity with net cash position to 4 execute through challenging market conditions; our products are essential for building infrastructure Strategic transformation with Simplify, Focus, and Grow pillars; 5 cost savings initiatives underway and new organizational structure to drive profitable growth 2Q20 Earnings Presentation | 21

Q&A 2Q20 Earnings Presentation |

Contact Information STEVE ANDERSON SVP of Administration & Investor Relations Phone: 423-553-5934 Email: sanderson@astecindustries.com 2Q20 Earnings Presentation | 23

Appendix 2Q20 Earnings Presentation |

Company Targets LONG-TERM GOALS 5% - 10% > 12% > 10% > 100% > 14% REVENUE GROWTH EBITDA MARGIN EPS GROWTH Net Income ROIC FCF CONVERSION1 Create Value for Shareholders Alignment to Incentive Plan Stand through Cycles 1 Calculated by dividing LTM Adjusted FCF by Adjusted Net Income. 2Q20 Earnings Presentation | 25

Income Statement Astec Industries Inc. Condensed Consolidated Statements of Income (In millions, except share and per share amounts; unaudited) Three Months Ended Year To Date June 30, June 30, 2020 2019 2020 2019 Net sales $ 265.3 $ 304.8 $ 554.1 $ 630.6 Cost of sales 205.7 221.5 420.5 470.4 Gross profit 59.6 83.3 133.6 160.2 Operating expenses: Selling, general and administrative 42.7 52.8 98.9 110.9 Restructuring and asset impairment charges 6.0 0.0 8.7 0.6 Total operating expenses 48.7 52.8 107.6 111.5 Operating income 10.9 30.5 26.0 48.7 Other income (expense): Interest expense (0.1) (0.5) (0.2) (1.1) Miscellaneous, net 0.3 0.4 0.8 0.8 Income before income taxes 11.1 30.4 26.6 48.4 Provision (benefit) from income taxes 1.8 7.0 (3.3) 10.7 Net income attributable to controlling interest $ 9.3 $ 23.4 $ 29.9 $ 37.7 Earnings per common share Basic $ 0.41 $ 1.04 $ 1.33 $ 1.67 Diluted 0.41 1.03 1.32 1.66 Weighted-average shares outstanding Basic 22,584 22,509 22,567 22,503 Diluted 22,711 22,667 22,715 22,656 EPS * $ 0.41 $ 1.03 $ 1.32 $ 1.66 Restructuring and unusual 0.35 (0.88) 0.39 (0.86) Goodwill imparement 0.07 Provision of income taxes (0.09) 0.22 (0.11) 0.22 Adjusted EPS * $ 0.67 $ 0.37 $ 1.67 $ 1.02 * Diluted EPS 2Q20 Earnings Presentation | 26

Balance Sheet Astec Industries Inc. Condensed Consolidated Balance Sheets (In millions; unaudited) June 30, June 30, 2020 2019 Assets Current assets: Cash and cash equivalents $ 119.8 $ 24.9 Investments 2.9 1.2 Receivables, net 118.7 139.2 Inventories, net 263.2 360.9 Other current assets 25.8 31.3 Total current assets 530.4 557.5 Property, plant and equipment, net 177.8 191.9 Other long-term assets 85.6 99.2 Total assets $ 793.8 $ 848.6 Liabilities Current liabilities: Accounts payable $ 48.2 $ 70.3 Other current liabilities 95.8 103.6 Total current liabilities 144.0 173.9 Long-term debt 0.4 28.9 Other long-term liabilities 27.6 25.2 Total equity 621.8 620.6 Total liabilities and equity $ 793.8 $ 848.6 2Q20 Earnings Presentation | 27

Cash Flow Statement (In thousands; unaudited) Six Months Ended June 30, 2020 2019 Cash flows from operating activities: Net income $ 29,788 $ 37,579 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 12,601 13,139 Provision for doubtful accounts 780 806 Provision for warranties 5,137 4,496 Deferred compensation expense 193 144 Stock-based compensation 2,987 1,739 Deferred income tax provision 13,428 8,412 (Gain) loss on disposition of fixed assets (730) 176 Asset impariment charge 4,146 -- Distributions to SERP participants (434) (1,007) Change in operating assets and liabilities: Sale (purchase) of trading securities, net (9) 50 Trade and other receivables 5,445 (6,719) Inventories 31,365 (5,240) Prepaid expenses and other assets 2,681 911 Accounts payable (7,714) (2,006) Accrued payroll and related expenses (2,869) (2,807) Accrued product warranty (4,538) (5,287) Customer deposits (20,053) (13,025) Prepaid and income taxes payable, net 10,622 7,669 Other 2,015 3,841 Net cash provided by operating activities 84,841 42,871 Cash flows from investing activities: Expenditures for property and equipment (7,407) (8,657) Proceeds from sale of property and equipment 1,987 136 Other (205) 433 Net cash used by investing activities (5,625) (8,088) Cash flows from financing activities: Payment of dividends (4,971) (4,956) Bank loan repayments, net (188) (31,014) Sale of Company shares held by SERP 125 222 Withholding tax paid upon vesting of restricted stock units (565) (160) Net cash used by financing activities (5,599) (35,908) Effect of exchange rates on cash (2,677) 209 Net change in cash and cash equivalents 70,940 (916) Cash and cash equivalents, beginning of period 48,857 25,821 Cash and cash equivalents at end of period $ 119,797 $ 24,905 2Q20 Earnings Presentation | 28

Q2 GAAP to Non-GAAP Reconciliation Table

2Q20 GAAP to Non-GAAP Reconciliation Table

	As Reported (GAAP)	Restructuring Charges	As Adjusted (Non-GAAP)
Consolidated			
Net sales	$ 265,299	$ -	$ 265,299
GP	59,615	1,908	61,523
GP%	22.5%		23.2%
Operating income	10,860	7,900	18,760
Provision (benefit) from income taxes	1,868	1,906	3,774
Net income attributable to controlling interest	9,258	5,994	15,252
EPS	0.41	0.26	0.67
EBITDA	17,365	7,900	25,265
Infrastructure Solutions			
Net sales	181,851	-	181,851
GP	38,289	1,908	40,197
GP%	21.1%		22.1%
EBITDA	18,980	3,611	22,591
Materials Solutions			
Net sales	83,448	-	83,448
GP	21,214	-	21,214
GP%	25.4%		25.4%
EBITDA	10,562	1,550	12,112

YTD2Q20 GAAP to Non-GAAP Reconciliation Table

	As Reported (GAAP)	Restructuring Charges	As Adjusted (Non-GAAP)
Consolidated			
Net sales	$ 554,147	$ -	$ 554,147
GP	133,636	1,908	135,544
GP%	24.1%		24.5%
Operating income	26,003	10,612	36,615
Provision (benefit) from income taxes	(3,275)	2,543	(732)
Net income attributable to controlling interest	29,902	8,069	37,971
EPS	1.32	0.35	1.67
EBITDA	38,913	10,612	49,525
Infrastructure Solutions			
Net sales	384,469	-	384,469
GP	91,213	1,908	93,121
GP%	23.7%		24.2%
EBITDA	41,221	6,290	47,511
Materials Solutions			
Net sales	169,678	-	169,678
GP	42,219	-	42,219
GP%	24.9%		24.9%
EBITDA	18,922	1,582	20,504

In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses.

The amounts described above are unaudited, reported in thousands of U.S. Dollars (Except Share data), and as of or for the periods indicated.

ASTEC

2Q20 Earnings Presentation | 29

GAAP vs Non-GAAP Adj. EPS Reconciliation (In thousands, except share and per share amounts; unaudited) Three Months Ended Year To Date Ended June 30, June 30, 2020 2019 2020 2019 Net income attributable to controlling interest $ 9,258 $ 23,377 $ 29,902 $ 37,651 Plus: Restructuring and unusual 7,900 (19,932) $ 8,966 $ (19,420) Plus: Goodwill impairment -- -- $ 1,646 Less: Provision from income taxes (1,906) 4,953 $ (2,543) $ 4,955 Adjusted net income attributable to controlling interest $ 15,252 $ 8,398 $ 37,971 $ 23,186 Diluted EPS $ 0.41 $ 1.03 $ 1.32 $ 1.66 Plus: Restructuring and unusual 0.35 (0.88) 0.39 (0.86) Plus: Goodwill impairment -- -- 0.07 -- Less: Provision from income taxes (0.09) 0.22 (0.11) 0.22 Adjusted EPS $ 0.67 $ 0.37 $ 1.67 $ 1.02 In its earnings release, Astec refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Nonetheless, this non-GAAP information can be useful in understanding the Company's operating results and the performance of its core businesses. The amounts described above are unaudited, reported in thousands of U.S. Dollars (Except Share data), and as of or for the periods indicated. 2Q20 Earnings Presentation | 30